As filed with the Securities and Exchange Commission on February 24, 2002.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-8568

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                  JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND
                (Name of Registrant as Specified in Its Charter)

                  JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or
    14a-6 (i) (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).

[ ] Fee paid previously with preliminary materials.

[X] No fee required.

    [LOGO](R)
------------------
JOHN HANCOCK FUNDS

John Hancock Bank and Thrift Opportunity Fund

January 24, 2002

Dear Fellow Shareholder:

As an investor in the John Hancock Bank and Thrift Opportunity Fund, you are cordially invited to attend the annual shareholder meeting on Thursday, March 7, 2002 at 9:00 A.M., Eastern time, to be held at John Hancock Funds, 101 Huntington Avenue, Boston, MA 02199.

The proposals set forth in the enclosed proxy statement are routine items. A routine item is one which occurs annually and makes no fundamental or material changes to the fund's investment objective, policies or restrictions, or to the investment management contract.

Elect your fund's Board of Trustees

Proposal number one asks you to elect six Trustees to serve until their respective successors are elected and qualified. Your proxy statement includes a brief description of each nominee's background.

Ratify the Trustees' selection of public accountants

Proposal number two asks you to ratify or reject the Trustees' selection of Deloitte & Touche LLP as the fund's independent public accountants for the fund's current fiscal year. Deloitte & Touche LLP has been the fund's independent public accountants since the fund's inception.

Your vote is important!

Please complete the enclosed proxy ballot form, sign it and mail it to us immediately. For your convenience, a postage-paid return envelope has been provided. Your prompt response will help avoid the cost of additional mailings at your fund's expense.

If you have any questions, please call 1-800-426-5523, Monday through Friday, between 8:30 A.M. and 5:00 P.M. Eastern time.

Thank you in advance for your prompt action on this very important matter.

                                   Sincerely,


                                   /s/ Maureen R. Ford

                                   Maureen R. Ford
                                   Chairman and Chief Executive Officer

P90PX 1/02
JHKB-PS-02

                  JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND
               101 Huntington Avenue, Boston, Massachusetts 02199

                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                            To Be Held March 7, 2002

This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the Shareholders of John Hancock Bank and Thrift Opportunity Fund:

A shareholder meeting for your fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Thursday, March 7, 2002 at 9:00 A.M., Eastern time, to consider the following proposals:

(1) To elect six Trustees to serve until their respective successors are elected and qualified.

(2) To ratify or reject the Trustees' selection of Deloitte & Touche LLP as the fund's independent public accountants for the fund's current fiscal year.

(3) To transact such other business as may properly come before the meeting or any adjournments of the meeting.

Your Trustees recommend that you vote in favor of all proposals.

Shareholders of record as of the close of business on January 7, 2002 are entitled to notice of and to vote at the fund's annual meeting and at any related follow-up meeting. The proxy statement and proxy card are being mailed to shareholders on or about January 24, 2002.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy in the accompanying envelope. No postage is necessary if mailed in the United States.

                                             By order of the Board of Trustees,


                                             Susan S. Newton
                                             Senior Vice President and Secretary

January 24, 2002
P90PX 1/02

JHKB-PS-02

                  JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND
               101 Huntington Avenue, Boston, Massachusetts 02199

                         ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held March 7, 2002

                                 PROXY STATEMENT

      This proxy statement contains the information you should know before voting on the proposals described in the notice. The fund will furnish without charge a copy of its Annual Report to any shareholder upon request. If you would like a copy of your fund's report, please send a written request to the attention of the fund at 101 Huntington Avenue, Boston, Massachusetts 02199 or call John Hancock Funds at 1-800-892-9552.

      This proxy statement is being used by your fund's Trustees to solicit proxies to be voted at the annual meeting of your fund's shareholders. The meetings will be held at 101 Huntington Avenue, Boston, Massachusetts on Thursday, March 7, 2002 at 9:00 A.M., Eastern time.

      If you sign the enclosed proxy card and return it in time to be voted at the meeting, your shares will be voted in accordance with your instructions. Signed proxies with no instructions will be voted FOR all proposals. If you want to revoke your proxy, you may do so before it is exercised at the meeting by filing a written notice of revocation with the fund at 101 Huntington Avenue, Boston, Massachusetts 02199, by returning a signed proxy with a later date before the meeting, or if attending the meeting and voting in person, by notifying the fund's secretary (without complying with any formalities) at any time before your proxy is voted.

Record Ownership

      The Trustees have fixed the close of business on January 7, 2002 as the record date to determine which shareholders are entitled to vote at the meeting. Shareholders are entitled to one vote per share on all business relating to the fund at the annual meeting or any postponements. On the record date, there were 84,400,000 shares of beneficial interest of the fund outstanding.

      The fund's management does not know of anyone who beneficially owned more than 5% of the fund's shares outstanding on the record date except for Artisan Partners, Artisan Corp., Andrew A. Ziegler and Charlene Murphy Ziegler, 1000 North Water Street, Milwaukee, WI 53202, who collectively hold 5.32%. (Beneficial ownership means voting power and/or investment power, which includes the power to dispose of shares.)

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

General

      The fund's Board of Trustees consists of eleven members. The Board is divided into three staggered term classes, two containing four Trustees each and one containing three Trustees. The term of one class expires each year and no term continues for more than three years after the applicable election. Each class of Trustees will stand for election at the conclusion of their respective three-year terms. Classifying the Trustees in this manner may prevent replacement of a majority of the Trustees for up to a two-year period.

      As of the date of this proxy, each nominee for election currently serves as a Trustee of the fund. Using the enclosed proxy card you may authorize the proxies to vote your shares for the nominees or you may withhold from the proxies authority to vote your shares for one or more of the nominees. If no contrary instructions are given, the proxies will vote FOR the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of a substitute nominee, if any, as the fund's Trustees may designate. The fund has no reason to believe that it will be necessary to designate a substitute nominee.

Proposal 1

      Messrs. Carlin, Cunningham, DeCiccio, Toolan and Moore and Ms. McGill Peterson are the current nominees for election; the term of Mr. Moore will expire at the 2003 annual meeting; the term of Ms. McGill Peterson will expire at the 2004 annual meeting and the terms of Messrs. Carlin, Cunningham, DeCiccio and Toolan will expire at the 2005 annual meeting.

Vote Required For Proposal 1

      The vote of a plurality of the votes cast by the shares of the fund is sufficient to elect the nominees.

Information Concerning Trustees

      The following table describes each nominee's position with the fund. The table also shows his or her principal occupation or employment during the past five years and the number of shares of the fund beneficially owned by him or her, directly or indirectly, on the record date. The table also lists the Trustees who are not currently standing for election and whose current terms continue until the annual meetings in 2003 and 2004, respectively.

                                                                                    Shares Owned
                                                                               Beneficially, Directly
Name (Age) and                  Principal Occupation           First Became       or Indirectly, on
Position with the Fund       During the Past Five Years          a Trustee      January 7, 2002(1)(2)
----------------------       --------------------------          ---------      ---------------------

                                        NOMINEES FOR ELECTION
                                        TERM TO EXPIRE IN 2005

James F. Carlin           Chairman and CEO, Alpha                  1994                  400
(Age 61)                  Analytical Laboratories
Trustee                   (chemical analysis), Carlin
                          Consolidated, Inc.
                          (management/investments);
                          Trustee, Massachusetts Health
                          and Education Tax Exempt Trust;
                          Director, Uno Restaurant Corp.,
                          Arbella Mutual (insurance),
                          (until September 2000),
                          HealthPlan Services, Inc. (until
                          February 1999), Flagship
                          Healthcare, Inc. (until November
                          1999), Carlin Insurance Agency,
                          Inc. (until April 1999),
                          Chairman, Massachusetts Board of
                          Higher Education (until July
                          1999); and Trustee of 36 funds
                          managed by the Adviser.

William H. Cunningham     Former Chancellor, University of         1994                   --
(Age 58)                  Texas System and former
Trustee                   President of the University of
                          Texas, Austin, Texas; James L.
                          Bayless Chair of Free
                          Enterprise; Director, LaQuinta
                          Motor Inns, Inc. (hotel
                          management company) (1985-1998);
                          Jefferson-Pilot Corporation
                          (diversified life insurance
                          company) Billing Concepts,
                          Southwest Airlines and Introgen;
                          Advisory Director, Chase Bank
                          (formerly Texas Commerce Bank -
                          Austin); and Trustee of 36 funds
                          managed by the Adviser.

John M. DeCiccio*         Executive Vice President and             2001                   --
(Age 53)                  Chief Investment Officer, John
Trustee                   Hancock Financial Services,
                          Inc.; Director, Executive Vice
                          President and Chief Investment
                          Officer, John Hancock Life
                          Insurance Company; Chairman of
                          the Committee of Finance of John
                          Hancock Life Insurance Company;
                          Director, John Hancock
                          Subsidiaries, Inc., Hancock
                          Natural Resource Group,
                          Independence Investment LLC,
                          Independence Fixed Income LLC,
                          The Berkeley Financial Group,
                          Inc., John Hancock Advisers,
                          Inc., John Hancock Funds, Inc.
                          and Massachusetts Business
                          Development Corporation;
                          Director, John Hancock Insurance
                          Agency, Inc. (until 1999) and
                          John Hancock Signature Services,
                          Inc. (until 1997); and Trustee
                          of 66 funds managed by the
                          Adviser.

                                                                                    Shares Owned
                                                                               Beneficially, Directly
Name (Age) and                  Principal Occupation           First Became       or Indirectly, on
Position with the Fund       During the Past Five Years          a Trustee      January 7, 2002(1)(2)
----------------------       --------------------------          ---------      ---------------------

                                        NOMINEES FOR ELECTION
                                  TERM TO EXPIRE IN 2005 (continued)

John P. Toolan            Director, The Smith Barney Muni          1994                 10,000
(Age 71)                  Bond Funds, The Smith Barney
Trustee                   Tax-Free Money Funds, Inc.,
                          Vantage Money Market Funds
                          (mutual funds), The
                          Inefficient-Market Fund, Inc.
                          (closed-end investment company)
                          and Smith Barney Trust Company
                          of Florida; Chairman, Smith
                          Barney Trust Company (retired
                          December 1991); Director, Smith
                          Barney, Inc., Mutual Management
                          Company and Smith Barney
                          Advisers, Inc. (investment
                          advisers) (retired 1991); Senior
                          Executive Vice President,
                          Director and member of the
                          Executive Committee, Smith
                          Barney, Harris Upham & Co.,
                          Incorporated (investment
                          bankers) (until 1991); and
                          Trustee of 36 funds managed by
                          the Adviser.

                                         NOMINEE FOR ELECTION
                                        TERM TO EXPIRE IN 2004

Patti McGill Peterson     Executive Director, Council for          2002                   --
(Age 58)                  International Exchange of
Trustee                   Scholars (since January 1998);
                          Vice President, Institute of
                          International Education (since
                          January 1998); Senior Fellow,
                          Cornell Institute of Public
                          Affairs, Cornell University
                          (until December 1997); President
                          Emerita of Wells College and St.
                          Lawrence University; Director,
                          Niagara Mohawk Power Corporation
                          (electric utility); and Trustee
                          of 36 funds managed by the
                          Adviser.

                                         NOMINEE FOR ELECTION
                                        TERM TO EXPIRE IN 2003

John A. Moore             President and Chief Executive            2002                   --
(Age 63)                  Officer, Institute for
Trustee                   Evaluating Health Risks
                          (nonprofit institution) (since
                          September 1989); and Trustee of
                          36 funds managed by the Adviser.

                                                                                    Shares Owned
                                                                               Beneficially, Directly
Name (Age) and                  Principal Occupation           First Became       or Indirectly, on
Position with the Fund       During the Past Five Years          a Trustee      January 7, 2002(1)(2)
----------------------       --------------------------          ---------      ---------------------

                                        TERM TO EXPIRE IN 2003

Maureen R. Ford*          Executive Vice President, John           2000                  100
(Age 46)                  Hancock Financial Services,
Trustee, Chairman,        Inc., John Hancock Life
President and Chief       Insurance Company; Chairman,
Executive Officer         Director, President and Chief
                          Executive Officer, John Hancock
                          Advisers, Inc. (the "Adviser")
                          and The Berkeley Financial
                          Group, Inc. ("The Berkeley
                          Group"); Chairman, Director and
                          Chief Executive Officer, John
                          Hancock Funds, Inc. ("John
                          Hancock Funds"); Chairman,
                          Director and President, John
                          Hancock Insurance Agency, Inc.
                          ("Insurance Agency, Inc.");
                          Chairman, Director and Chief
                          Executive Officer, Sovereign
                          Asset Management Corporation
                          (SAMCorp.); Director,
                          Independence Investment LLC and
                          Independence Fixed Income LLC;
                          Senior Vice President,
                          MassMutual Insurance Co. (until
                          1999); Senior Vice President,
                          Connecticut Mutual Insurance Co.
                          (until 1996); and Trustee,
                          Chairman, President and Chief
                          Executive Officer of 66 funds
                          managed by the Adviser.

Ronald R. Dion            Chairman and Chief Executive             1998                  100
(Age 55)                  Officer, R.M. Bradley & Co.,
Trustee                   Inc.; Director, The New England
                          Council and Massachusetts
                          Roundtable; Trustee, North Shore
                          Medical Center; Director, BJ's
                          Wholesale Club, Inc. and a
                          corporator of the Eastern Bank;
                          Trustee, Emmanuel College; and
                          Trustee of 36 funds managed by
                          the Adviser.

                                                                                    Shares Owned
                                                                               Beneficially, Directly
Name (Age) and                  Principal Occupation           First Became       or Indirectly, on
Position with the Fund       During the Past Five Years          a Trustee      January 7, 2002(1)(2)
----------------------       --------------------------          ---------      ---------------------

                                  TERM TO EXPIRE IN 2003 (continued)

Charles L. Ladner         Chairman and Trustee, Dunwoody           1994                   800
(Age 63)                  Village, Inc.; Senior Vice
Trustee                   President and Chief Financial
                          Officer, UGI Corporation (public
                          utility holding company)
                          (retired 1998); Vice President
                          and Director for AmeriGas, Inc.
                          (retired 1998); Vice President
                          of AmeriGas Partners, L.P.
                          (until 1997); Director,
                          EnergyNorth, Inc. (until 1995);
                          and Trustee of 36 funds managed
                          by the Adviser.

                                        TERM TO EXPIRE IN 2004

Steven R. Pruchansky      Chairman and Chief Executive             1994                 1,700(3)
(Age 57)                  Officer, Mast Holdings, Inc.
Trustee                   (since June 1, 2000); Director
                          and President, Mast Holdings,
                          Inc. (until May 31, 2000);
                          Director, First Signature Bank &
                          Trust Company (until August
                          1991); Director, Mast Realty
                          Trust (until 1994); President,
                          Maxwell Building Corp. (until
                          1991); and Trustee of 36 funds
                          managed by the Adviser.

Norman H. Smith           Lieutenant General, United               1994                 1,271
(Age 68)                  States Marine Corps; Deputy
Trustee                   Chief of Staff for Manpower and
                          Reserve Affairs, Headquarters
                          Marine Corps; Commanding General
                          III Marine Expeditionary
                          Force/3rd Marine Division
                          (retired 1991); and Trustee of
                          36 funds managed by the Adviser.

All Trustees and executive officers of the funds as a group                            14,371

* "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the fund and the Adviser.
(1) The information as to beneficial ownership is based on statements furnished to the fund by the Trustees. Except as otherwise noted, each Trustee has all voting and investment powers with respect to the shares indicated.
(2) None of the Trustees beneficially owned individually and the Trustees and executive officers of the fund as a group did not beneficially own in excess of one percent of the outstanding shares of the fund as of January 7, 2002.
(3)   Includes 700 shares held by Mr. Pruchansky's spouse.

      The Board of Trustees held four meetings during the fund's fiscal year ended October 31, 2001. No Trustees attended fewer than 75% of the aggregate of
(1) the total number of meetings of the Trustees and (2) the total number of meetings held by all committees of the Trustees on which they served.

      The Board of Trustees has an Audit Committee consisting of Messrs. Carlin, Pruchansky and Toolan. All members of the Audit Committee are Independent under the New York Stock Exchange's Revised Listing Rules and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee, which is attached as Exhibit A. The Audit Committee held four meetings during the fund's 2001 fiscal year. The Audit Committee recommends to the full board the appointment of outside auditors for the fund, oversees and monitors the audit of the fund, communicates with both the independent auditors and inside auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee reports that it has (1) reviewed and discussed the fund's audited financial statements with management; (2) discussed with the independent auditors the matters relating to the quality of the fund's financial reporting as required by SAS 61; (3) received written disclosures and an independence letter from the independent auditors required by ISB Standard No. 1, and discussed with the auditors their independence; and (4), based on these discussions, recommended to the Board that the fund's financial statements be included in the fund's annual report for the last fiscal year.

      The Board of Trustees has a special nominating committee known as the Administration Committee. The Administration Committee members are Messrs. Carlin, Cunningham, Dion, Ladner, Pruchansky, Smith and Toolan. All members of the Administration Committee are Independent Trustees. The Administration Committee held four meetings during the fund's 2001 fiscal year. The Administration Committee selects and nominates for appointment and election candidates to serve as Trustees who are not "interested persons." The Administration Committee also coordinates with Trustees who are interested persons in the selection and election of fund officers. The Administration Committee will consider nominees recommended by shareholders to serve as Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

      The Board of Trustees has a Contracts/Operations Committee. The Contracts/Operations Committee members are Messrs. Cunningham and Ladner. All members of the Contracts/Operations Committee are Independent Trustees. The Contract/Operations Committee held five meetings during the fund's 2001 fiscal year. The Contracts/Operations Committee oversees the initiation, operation and renewal of the various contracts between the fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer arrangements and arrangements with other service providers.

      The Board of Trustees has an Investment Performance Committee. The Investment Performance Committee members are Messrs. Dion and Smith. All members of the Investment Performance Committee are Independent Trustees. The Investment Performance Committee held four meetings during the fund's 2001 fiscal year. The Investment Performance Committee monitors and analyzes the performance of the fund generally, consults with the Adviser as necessary with respect to matters considered to require special attention and reviews peer groups and other comparative standards as necessary.

Compliance with Section 16(a) Reporting Requirements

      Section 16(a) of the Securities Exchange Act of 1934 requires the fund's executive officers, Trustees and persons who own more than ten percent of the fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, Trustees and 10% Shareholders are required by SEC regulations to furnish the fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the fund and representations that no other reports were required to be filed, the fund believes that during the past fiscal year its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

Executive Officers

      In addition to the Chairman, President and Chief Executive Officer (Ms.
Ford), the table below lists the fund's executive officers.

Name, (Age),Position and
Year Became an Executive                            Principal Occupation
Officer with the Fund                               During the Past Five Years
---------------------                               --------------------------
William L. Braman                   Executive Vice President and Chief Investment Officer,
(Age 48)                            each of the John Hancock funds and the Adviser;
Executive Vice President and        Executive Vice President and Chief Investment Officer,
Chief Investment Officer            Barring Asset Management, London, U.K. (until May 2000).
2000

Susan S. Newton                     Senior Vice President and Secretary, each of the John
(Age 51)                            Hancock funds; Senior Vice President, Secretary and
Senior Vice President and           Chief Legal Officer, the Adviser, John Hancock Funds, Inc.,
Secretary                           The Berkeley Group and SAMCorp.
1994

William H. King                     Vice President and Treasurer, each of the John Hancock
(Age 49)                            funds; Vice President, the Adviser.
Vice President and Treasurer
2001

Thomas H. Connors                   Vice President and Compliance Officer, each of the
(Age 41)                            John Hancock funds and the Adviser; Vice President,
Vice President and                  John Hancock Funds, Inc.
Compliance Officer
1996

Remuneration of Trustees and Officers

      The following table provides information about the compensation paid by the fund and the other investment companies in the John Hancock fund complex to the Independent Trustees for their services for the year ended October 31, 2001. The two non-Independent Trustees, Ms. Ford and Mr. DeCiccio, and each of the fund's officers are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the fund for their services.

                                                        Total Compensation
                                Aggregate                 from All Funds
Independent                   Compensation             in John Hancock Fund
Trustees                      from the Fund           Complex to Trustees (1)
--------                      -------------           -----------------------

James F. Carlin                  $4,759                       $75,000
William H. Cunningham*            4,607                        72,100
Ronald R. Dion*                   4,759                        75,000
Charles L. Ladner                 4,809                        75,100
John A. Moore*+                      --                        75,100
Patti McGill Peterson+               --                        72,000
Steven R. Pruchansky*             4,643                        72,000
Norman H. Smith*                  5,004                        78,000
John P. Toolan*                   4,370                        72,000
                                -------                      --------
Totals                          $32,951                      $666,300

(1) The total compensation paid by the John Hancock Fund Complex to the Independent Trustees for the calendar year ended December 31, 2001. All the Independent Trustees are Trustees of 36 funds in the John Hancock fund complex.
* As of December 31, 2001, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock fund complex for Mr. Cunningham was $540,844, for Mr. Dion was $112,044, for Mr. Moore was $238,982, for Mr. Pruchansky was $117,545, for Mr. Smith was $202,737 and for Mr. Toolan was $621,800 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may elect to have his or her deferred fees invested by a fund in shares of one or more funds in the John Hancock fund complex and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees does not obligate the fund to retain the services of any Trustee or obligate the fund to pay any particular level of compensation to the Trustee.
+ Mr. Moore and Ms. McGill Peterson appointed Trustees of the funds effective January 1, 2002.

                                   PROPOSAL 2
         RATIFICATION OF SELECTION OF THE INDEPENDENT PUBLIC ACCOUNTANTS

      The Trustees, including a majority of the Independent Trustees, have selected Deloitte & Touche LLP ("Deloitte & Touche") to act as independent public accountants for the fund's fiscal year ending October 31, 2002. The Fund paid $37,250 in audit fees for the fiscal year ended October 31, 2001.

      Deloitte & Touche has advised the fund that it has no direct or indirect financial interest in the fund. This selection is subject to the approval by the shareholders of the fund at the meeting. The enclosed proxy card provides space for instructions directing the proxies named on the proxy card to vote for, against, or abstain from, ratifying that selection. A representative of Deloitte & Touche is expected to be present at the meeting, will have the opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions relating to the examination of the fund's financial statements.

      The Board of Trustees, including all the Independent Trustees, unanimously recommends that shareholders ratify the selection of Deloitte & Touche as independent public accountants of the fund for the fiscal year ending October 31, 2002.

Vote Required to Ratify the Selection of Independent Public Accountants

      The approval of a "majority" (as described below) of the shares of the fund is required to ratify the selection of Deloitte & Touche as such fund's independent public accountants.

                                  MISCELLANEOUS

Voting; Quorum; Adjournment

      The following vote is required to approve each respective proposal:

Proposal                                Vote Required
--------------------------------------------------------------------------------

Election of Trustees                    A plurality of all votes cast, assuming
(Proposal 1)                            a quorum exists.*
                                        A "plurality" means that the six
                                        nominees up for election receiving the
                                        greatest number of votes will be
                                        elected as trustees, regardless of the
                                        number of votes cast.

Ratification of Public Accountants      The affirmative vote of more than 50% of
(Proposal 2)                            the votes cast, assuming a quorum
                                        exists.*

* In order for a "quorum" to exist, a majority of the shares outstanding and entitled to vote must be present at the meeting, either in person or by proxy, determined in accordance with the table below.

      Proposals 1 and 2 in this proxy statement are considered routine matters on which brokers holding shares in "street name" may vote without instruction under the rules of the New York Stock Exchange.

      The following table summarizes how the quorum and voting requirements are determined.

Shares                    Quorum                      Voting
--------------------------------------------------------------------------------

In General                All shares "present" in     Shares present in
                          person or by proxy are      person will be voted in
                          counted in determining      person by the
                          whether a quorum            shareholder at the
                          exists.                     meeting. Shares present
                                                      by proxy will be voted
                                                      by the proxyholder in
                                                      accordance with
                                                      instructions supplied
                                                      in the proxy.

Broker Non-Vote           Not considered              Disregarded. Because
                          "present" for               broker non-votes are
                          determining whether a       not votes "cast,"
                          quorum exists.              broker non-votes will
                                                      have no effect on
                                                      whether a proposal is
                                                      approved.

Proxy with No Voting      Considered "present"        Will be voted "for" the
Instruction (other than   for determining whether     proposal by the
Broker Non-Vote)          a quorum exists.            proxyholder.

Vote to Abstain           Considered "present"        Disregarded. Because
                          for determining whether     abstentions are not
                          a quorum exists.            votes "cast,"
                                                      abstentions will have
                                                      no effect on whether a
                                                      proposal is approved.

      If a quorum is not present, the persons named as proxies may vote their proxies to adjourn the meeting to a later date. If a quorum is present, but there are insufficient votes to approve any proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation. Shareholder action may be taken on one or more proposals prior to such adjournment. Proxies instructing a vote for a proposal will be voted in favor of an adjournment with respect to that proposal, and proxies instructing a vote against a proposal will be voted against an adjournment with respect to that proposal.

Expenses and Methods of Solicitation

      The costs of the meeting, including the solicitation of proxies, will be paid by the fund. Persons holding shares as nominees will be reimbursed by the fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, Trustees, officers and employees of the fund or of the fund's adviser may solicit proxies in person or by telephone. John Hancock Advisers, Inc., 101 Huntington Avenue, Boston, Massachusetts 02199-7603, serves as the fund's investment adviser and administrator. Georgeson Shareholder has been retained to assist in the solicitation of proxies at a cost of approximately $6,000, plus reasonable expenses.

Telephone Voting

      In addition to soliciting proxies by mail, by fax or in person, the fund may also arrange to have votes recorded by telephone by officers and employees of the fund or by the personnel of the adviser or the transfer agent or solicitor. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, the telephone votes would not be counted at the meeting. The fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

      o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

      o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

      o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

      o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

      If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Other Matters

      The management of the fund knows of no business to be brought before the meeting except as mentioned above. If, however, any other matters were properly to come before the meeting, the persons named on the enclosed proxy card intend to vote on those matters in accordance with their best judgment. If any shareholders desire additional information about the matters proposed for action, the management will provide further information.

                              SHAREHOLDER PROPOSALS

      Shareholder proposals intended to be presented at the fund's annual meeting to be held in 2003 must be received by the fund at its offices at 101 Huntington Avenue, Boston, Massachusetts, no later than October 11, 2002 for inclusion in the fund's proxy statement of proxy relating to that meeting.

                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

                                JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND

      Dated: January 24, 2002

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER

                           For the John Hancock Funds

      The Audit Committee shall be composed of Independent Trustees only. The membership of the Committee shall consist of at least three Trustees who are each free of any relationship that, in the opinion of the Independent Trustees, may interfere with such member's individual exercise of independent judgment. Each Audit Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of the New York Stock Exchange and American Stock Exchange. One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas and making regular reports to the Independent Trustees. The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary. It shall be the responsibility of the Committee to oversee the fund's auditing and accounting process, recommend to the full Board of Trustees the appointment of auditors for the fund, to monitor the audits of the fund, to communicate with both the external auditors and internal auditors on a regular basis, and to provide a conduit for such auditors to report and discuss any matters they deem appropriate at any time. The Committee shall also perform other tasks assigned to it, from time to time, by the Independent Trustees and, in all cases, will report its findings and recommendations to the Independent Trustees or the Committee on Administration.

      The Committee's responsibilities include:

1. Recommending to the Board of Trustees the appointment of external auditors for the fund annually through the selection, evaluation and, where appropriate, replacement of the external auditor, and ensuring that the external auditors are ultimately accountable to the Audit Committee and the Board of Trustees.

2. Meeting with the external auditors, the internal auditors, and the fund's senior management to review the form and substance of the fund's financial statements and reports.

3. Reviewing the fund's internal and external audit functions and the extent and quality of the auditing program, including implementation of the Code of Ethics.

4. Reviewing and discussing with the external auditors their objectivity, independence and accountability by meeting with the external auditors at least twice a year and receiving formal written statements from the external auditors describing their reporting relationships with the Audit Committee consistent with the Independent Standards Board Standard No. 1.

5. Recommending to the Board of Trustees that it take appropriate action to satisfy itself of the external auditor's independence.

6. Reviewing any problems that may arise out of the fund's accounting, auditing or financial reporting functions.

7. Reviewing the auditing and other fees charged by the external auditing firms.

8. Monitoring the procedures for allocating fund brokerage, the allocation of trades among various accounts under management and the fees and other charges for fund brokerage.

9. Reviewing operating and internal control structure of custodian banks and transfer agents, including procedures to safeguard fund assets.

      The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the external auditors are responsible for auditing those financial statements. The Committee and the Board of Trustees recognize that management (including the internal audit staff) and the external auditors have more resources and time and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly, the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.

                  JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND

                         Annual Meeting of Shareholders
                                 March 7, 2002

The undersigned holder of shares of beneficial interest of John Hancock Bank and Thrift Opportunity Fund hereby appoints MAUREEN R. FORD, WILLIAM H. KING, and SUSAN S. NEWTON, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on Thursday, March 7, 2002 at the offices of the Fund, 101 Huntington Avenue, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect of all shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of this meeting are hereby revoked.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?

-----------------------------------------------

-----------------------------------------------

-----------------------------------------------

[ X ] Please mark votes as in this example.


    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

1.  To elect the following nominees to serve as Trustees of the Fund.

    (01) James F. Carlin,   (02) William H. Cunningham,
    (03) John M. DeCicco,   (04) John P. Toolan,
    (05) Patti McGill Peterson, (06) John A. Moore

                   FOR                      WITHHOLD
                   ALL     [ ]              FROM ALL   [ ]
                 NOMINEES                   NOMINEES

            [ ] _______________________________________
                 For all nominees except as noted above


--------------------------------------------------------------------------------
                          JOHN HANCOCK BANK AND THRIFT
                                OPPORTUNITY FUND
--------------------------------------------------------------------------------


 2.   To ratify the selection of                      For    Against  Abstain
      Deloitte & Touche LLP as Inde-
      pendent public accountants.                     [ ]      [ ]      [ ]


Mark box at right if address change has
been noted on the reverse side of this card.                            [ ]


Specify your vote by marking the appropriate spaces. If no specification is made, this proxy will be voted for the nominees named in the proxy statement and in favor of proposal 2. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which may properly come before the meeting.

Please be sure to sign and date this Proxy.


Signature: ___________ Date: ___________ Signature: ___________  Date: _________